UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

ZEROSTACK CORP.
(Exact name of registrant as specified in its charter)

Texas	001-40397	98-1956033
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2626 Cole Ave, Suite 300
 Dallas, Texas, United States 75204
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (956) 923-4188

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value	ZSTK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Effective 4:05 p.m. Eastern Daylight Time on August 18, 2026, ZeroStack Corp. (the "Company") changed its jurisdiction of incorporation from the province of Ontario, Canada, to the State of Texas (the "Continuance"). The Company discontinued its existence as a corporation under Section 181 of the Business Corporations Act (Ontario) and, pursuant to a "conversion" under Section 10.102 of the Texas Business Organizations Code, as amended ("TBOC"), continued its existence under the TBOC as a corporation incorporated in the State of Texas.

In connection with the Continuance, the outstanding common shares of the Company have been converted, on a one-for-one basis, into shares of common stock of the Company, respectively, as a corporation incorporated in the State of Texas. Following the completion of the Continuance, the Company's common stock will continue to be listed on the Nasdaq Stock Market under the symbol "ZSTK."

The rights of holders of the Company's common shares are now governed by the Company's Texas certificate of formation, its Texas bylaws and the TBOC, each of which is described in the Company's registration statement on Form S-4 (including the proxy statement/prospectus contained therein) relating to the Continuance (File No. 333-296686) (the "Registration Statement"). The sections of the Registration Statement entitled "Proposal 6 - Approval of the Continuance Proposal," "Appendix D - Certain Differences in Shareholder Rights between Ontario and Texas," and "Appendix E - Certain Differences Between the Current Articles of Incorporation, as Amended, and Bylaws and the Proposed Texas Certificate of Formation and Bylaws" are hereby incorporated by reference into this Item 3.03. The Texas certificate of formation and the Texas bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03.

The description of the certificate of formation and bylaws referenced above is a summary and does not purport to be a complete description of those documents, and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws, Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into Item 5.03.

Item 8.01. Other Events

In connection with the Continuance and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's common stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company continues to be subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Formation of ZeroStack Corp., dated August 18, 2026
3.2	Bylaws of ZeroStack Corp.
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZEROSTACK CORP.

Date: August 18, 2026	By:	/s/ Dany Vaiman
	Name:	Dany Vaiman
	Title:	Chief Financial Officer